UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.
Sugar Land, Texas 77478

(Address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2026, Applied Optoelectronics, Inc. (the “Company”) executed a Standard Form of Agreement Between Owner and Design-Builder (AIA Document A141–2024), together with the related Exhibits Package (collectively, the “Design-Build Agreement”), with LCC3 Solution Inc. (the “Design-Builder”), effective as of February 13, 2026, pursuant to which the Design-Builder will design and construct the Company’s FAB2 cleanroom project (the “Project”) at 1111 Gillingham Lane, Sugar Land, Texas 77478.

The Project consists of an interior design-build for approximately 92,674 square feet of ISO 6 (Class 1K) certified cleanroom space within an existing warehouse and includes design, engineering, procurement, construction, testing, commissioning, and related closeout activities.

The total contract amount for the Project is approximately $30,885,000 (the “Contract Sum”), inclusive of design, construction, and related professional services, as set forth in the Design-Build Agreement. Payments are generally based on progress, with 10% retainage withheld from each pay application and released upon final completion, subject to final acceptance and completion of punch list items. Pay applications are submitted monthly, and payments are due within 15 days after the Company’s receipt of a properly completed pay application.

The Design-Build Agreement provides for liquidated damages in the event of delays in achieving specified key milestones or substantial completion, subject to contractual adjustments and conditions, with an aggregate liquidated damages cap of $1,600,000.

The Design-Build Agreement also provides for (i) schedule-based incentives tied to the timely achievement of specified key milestones up to $1,810,000 and (ii) performance-based incentives, including up to $1,724,000 tied to cleanroom validation testing and up to $1,600,000 tied to warranty performance, in each case subject to the conditions and determinations set forth in the Design-Build Agreement.

The Project has a targeted Substantial Completion date of September 30, 2026.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Lease Agreement is incorporated by reference into Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Standard Form of Agreement Between Owner and Design-Builder (AIA Document A141–2024), effective as of February 13, 2026, by and between Applied Optoelectronics, Inc. and LCC3 Solution Inc.
10.2	Exhibits Package to Design-Build Contract (FAB2 Exhibit Package), effective as of February 13, 2026.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED OPTOELECTRONICS, INC.

By:	/s/ David C. Kuo
David C. Kuo
Senior Vice President and Chief Legal Officer

Date: March 5, 2026

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